1 March 2010 (NASDAQ: AUXL) Exhibit 99.1

Safe Harbor Statement
We will make various remarks during this presentation that constitute “forward-looking statements” for purposes of the safe harbor provisions under The Private
Securities Litigation Reform Act of 1995, including statements regarding the pricing, time to market, size of market, growth potential and therapeutic benefits of the Company’s product candidates, including those for the treatment of Peyronie’s disease and Frozen Shoulder syndrome; the potential for XIAFLEX to be sued in multiple indications; interpretation of market research data; competition within certain markets relevant to the Company’s product candidates;
interpretation of clinical results, including the efficacy and tolerability of the Company’s product candidates; the timing of the commencement and completion of clinical trials and the timing of reporting of results therefrom; the timing of the launch of XIAFLEX for the treatment of Dupuytren’s contracture in the U.S.; the timing of commercial availability of XIAFLEX; the ability to obtain reimbursement; the timing of new reimbursement codes for XIAFLEX; the average number of cords that Dupuytren’s contracture patients will have treated with XIAFLEX and the average number of vials used to treat each cord; the timing of the end-of-
phase II meeting and of the initiation of phase III for XIAFLEX for the treatment of Peyronie’s disease; the Company’s ability to manufacture XIAFLEX at the
Company’s Horsham facility in sufficient quantities to meet several years of global launch expectations given annual capacity at current yields; the approval of the Marketing Authorization Application for XIAFLEX for the treatment of Dupuytren’s contracture in the European Union; competitive developments affecting the
Company’s products and product candidates, including generic competition; the success of the Company’s development activities; future Testim market share, prescriptions and sales growth and factors that may drive such growth; size and growth potential of the testosterone replacement therapy market and the gel segment thereof and factors that may drive such growth; the protection for Testim afforded by U.S. Patent No. 7,320,968, and those issued on October 27, 2009 and their listing in the Orange Book, the value of extending patent protection for Testim through January 2025, the value and likelihood that patents will be granted from the continuation applications filed by CPEX Pharmaceuticals, Inc.; the impact of the filing by Upsher-Smith Laboratories, Inc. of an ANDA for a testosterone gel; the Company’s development and operational goals and strategic priorities for fiscal 2010; the ability to fund future operations; and the
Company’s expected financial performance during 2010 and financial milestones that it may achieve for 2010, including 2010 Testim net revenues, research and development spending, selling, general and administrative expenses, and stock-based compensation expenses.  All remarks other than statements of historical facts made during this presentation, including but not limited to, statements regarding future expectations, plans and prospects for the Company, statements regarding forward-looking financial information and other statements containing the words “believe,” “may,” “could,” “will,” “estimate,” “continue,” “anticipate,”
“intend,” “should,” “plan,” “expect,” and similar expressions, as they relate to the Company, constitute forward-looking statements. Actual results may differ materially from those reflected in these forward-looking statements due to various factors, including general financial, economic, regulatory and political conditions affecting the biotechnology and pharmaceutical industries and those discussed in Auxilium's Annual Report on Form 10-K for the year ended
December 31, 2009 under the heading "Risk Factors“, which is on file with the Securities and Exchange Commission (the “SEC”) and may be accessed electronically by means of the SEC’s home page on the Internet at http://www.sec.gov or by means of the Company’s home page on the Internet at
http://www.auxilium.com under the heading “Investor Relations - SEC Filings.” There may be additional risks that the Company does not presently know or that the Company currently believes are immaterial which could also cause actual results to differ from those contained in the forward-looking statements. Given these risks and uncertainties, any or all of these forward-looking statements may prove to be incorrect. Therefore, you should not rely on any such factors or forward-looking statements.
In addition, forward-looking statements provide the Company’s expectations, plans or forecasts of future events and views as of the date of this presentation.
The Company anticipates that subsequent events and developments will cause the Company’s assessments to change. However, while the Company may elect to update these forward-looking statements at some point in the future, the Company specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing the Company’s assessments as of any date subsequent to the date of this presentation.

Building Shareholder Value
AUXILIUM
AUXILIUM
AUXILIUM
Pfizer
AUXILIUM
Pfizer
AUXILIUM
FERRING
PHARMACEUTICALS
paladin

AUXILIUM
Innovations for Life™

3 Focused on Sustainable Long-term Growth Testim XIAFLEX Dupuytren’s XIAFLEX Peyronie’s XIAFLEX New Indications XIAFLEX New Territories

Pipeline Continues to Advance
Note:  Seeking partners for Transmucosal film product candidates
PRODUCT LATE RESEARCH      PRE-CLINICAL           PHASE I           PHASE II           PHASE III              MARKET
TESTIM ® GEL
XIAFLEX™
XIAFLEX™
XIAFLEX™
Transmucosal Film AA4010
Transmucosal Film
Transmucosal Film
Hypogonadism
Dupuytren’s Contracture
Peyronie’s Disease
Frozen Shoulder Syndrome
Overactive Bladder
Pain
Hormone & Urology

NDC 66887-003-01
Rx only
Single Use Vials
Discard Unused Portion
collagenase clostridium histolyticum
XIAFLEX™
0.9 mg per vial
for injection
for intralesional use
Attention: Dispense the e
Medication Guide to each
Sterile Diluent
Rx Only
XIAFLEX
Rx Only

AUXILIUM

Innovations for Life™

5 XIAFLEX™

XIAFLEX – Unique, Late-Stage, Blockbuster
Opportunity
• Potential to be the only effective non-surgical treatment for two high unmet needs:
Approved on February 2, 2010 for Dupuytren’s Contracture in U.S.
Promising phase IIb results in Peyronie’s disease
• Well-characterized mode of action
• State of the art biological manufacturing facility
• Worldwide rights generate and support growth
Build company in North America
Partnered with Pfizer in EU for Dupuytren’s and Peyronie’s
Opportunity to add additional indications
Rights for other territories or indications could generate additional cash
• We believe there are at least 450,000 potential patients annually in U.S. and
EU for Dupuytren’s & Peyronie’s indications or > $1 Billion opportunity, based on market research and analysis

Dupuytren’s Contracture is Debilitating for
Patients
• Excessive collagen deposition in fascia of hand
• Nodules represent early, active form
• Cords develop over time, are palpable, and
result in contractures
• Quality of life and daily activities can be
significantly affected
• Surgery may be reserved for advanced disease
due to unpredictable results, complications, long
recovery and recurrence/additional surgeries

Current Treatment Options Require Invasive
Surgery with Significant Recuperation or
Are Unapproved and Ineffective
• Surgery
• Non-surgical options
Splinting
Physical therapy
Corticosteroids
• Needle
fasciotomy/
aponeurotomy
• Amputation

N-terminal
C-terminal
NC-domain
Collagenous domain
NC-domain
N-terminal
C-terminal
NC-domain
Collagenous domain
NC-domain
N-terminal
C-terminal
NC-domain
Collagenous domain
NC-domain

N-terminal
C-terminal
NC-domain
Collagenous domain
NC-domain
N-terminal
C-terminal
NC-domain
Collagenous domain
NC-domain
N-terminal
C-terminal
NC-domain
NC-domain

AUXILIUM
Innovations for Life™

XIAFLEX Offers an Improved Mechanism of
Action
• Clostridial collagenase is faster and more potent than human collagenase
– Activity of XIAFLEX further enhanced by optimizing the ratio of collagenases in the product
End products
Fast cleavage
Human collagenase Human collagenase
(MMP) (MMP)
Slow cleavage
XIAFLEX XIAFLEX
End products

• XIAFLEX is indicated for the treatment of adult patients
with Dupuytren’s contracture with a palpable cord.
• Indicated for treatment of both MP and PIP joints with no
minimum or maximum angles
• To be injected by a healthcare provider experienced in
injection procedures of the hand and in the treatment of
patients with Dupuytren’s contracture
• REMS program largely in line with our Risk Management
Proposals
We Believe XIAFLEX Label Is a Positive for
Launch

Joints Achieving of 0° -5° of Normal Extension
64.0%
6.8%

Joints Achieving of 0° -5° of Normal Extension
76.7%
7.2%
40.0%
5.9%

AUXILIUM
Innovations for Life™

XIAFLEX Results Are Comparable to Reported
Results for Surgery
Hurst et al. NEJM 2009
Collagenase
Placebo
MP Joints
(N=133)
PIP Joints
(N=70)
P < 0.001
P < 0.001
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
XIAFLEX
(N=203)
Placebo
(N=103)
P < 0.001
MP = metacarpophalangeal
PIP = proximal interphalangeal
Placebo
(N=34)
Placebo
(N=69)

• Most treatment related adverse events were mild or
moderate in intensity and resolved without intervention
within a median of 9 days across studies
• Severe Adverse Events possibly related to treatment were
limited in number (10 in total; 0.39% of >2600 injections)
4 SAEs were tendon and ligament damage
• No deaths, clinically meaningful changes in grip strength, arterial injuries or nerve injuries related to XIAFLEX reported
• No clinically meaningful changes in laboratory values
• No clinically meaningful systemic allergic reactions
XIAFLEX Was Well-Tolerated in Phase III Studies

XIAFLEX  is a Potential, First-line Nonsurgical
Option for Patients with Dupuytren’s Contracture
• Efficacy should compare favorably to surgery
Primary endpoint of 5° for both MP and PIP joints reached with statistical significance in multiple studies
Secondary endpoints support commercial uptake
• Early intervention may be the best treatment approach
• A significant number of patients with Dupuytren’s contractures should be candidates for treatment with XIAFLEX
• 12 month estimated recurrence for 830 joints of 6.7% is comparable to earlier single center study
• Safety profile compares favorably to surgery
No systemic exposure and no systemic hypersensitivity reactions
No nerve injuries and no arterial injuries

Skin
Subcutaneous Fat
Dupuytren's Cord
Deep Fat
Collagenace + Diluent
Flexor Tendon
Metacarpal

AUXILIUM
Innovations for Life™

14 XIAFLEX Offers a Nonsurgical Treatment for Dupuytren’s Contracture

XIAFLEX I.P. Position for Dupuytren’s Contracture
• U.S. Orphan Drug  granted on May 23, 1996 provides
exclusivity for 7 years post-approval
• Market Exclusivity expected in EU for 10 years post-approval
Data protection granted for 8 years
• Method of Use Patent in U.S. through 2014
• Use Patent in France, UK, Sweden through 2018
Pending in Germany and Denmark
• Highly Purified Collagenase product and manufacturing
patent filed (if issued, expected expiry 2027)

XIAFLEX Supply Chain
• API produced in Horsham, PA
2°-
8°C storage expected at launch
Annual capacity at current yield should be sufficient for several years of global launch expectations
1 manufacturing train in use and validated; capacity
to expand for future demand
• Fill and Lyophilization: Hollister-Stier; WA
FDA and EMEA-approved facility
Supplies U.S. and EU markets with injectable forms

Dupuytren’s Contracture –an Unmet Medical Need
1
NEJM 2009     ²
Hueston 1963     ³
Skoog 1948       4 Mikkelsen 1976    5 Tubiana 2006
• Disease prevalence (pits, nodules, or cords) is estimated at 3%-6%
1
of adult Caucasian population, or 13.5 to 27 Million, in U.S. and EU, but occurs in all populations
• Higher prevalence in patients of northern-European descent
1
• Hereditary component in approximately 40% of patients
2
• On average, patients have 2.2 affected joints at the time of diagnosis, and about half of patients have bilateral disease
3
• Recurrence rate in surgical patients
4,5
30% during 1st and 2nd postoperative years
55% in 10 years
• We believe Dupuytren’s contracture is under-diagnosed
and under-treated

Extensive Market Research Performed
with Dupuytren’s Surgeons
• Multiple prevalence data sets proved to be highly variable in numbers of patients
• Two rounds of quantitative primary research have been
commissioned by Auxilium on XIAFLEX for Dupuytren’s contracture
• A combined 571 Orthopedic Surgeons have been interviewed
to estimate market size (401 in U.S.;  170 in Europe) and 391 have given feedback on potential usage of XIAFLEX (221 U.S.;
170 Europe)
• Second study (n=444 total & 340 in depth) was designed to provide
95% confidence level and 7.5% margin of error

Patients Seeking Treatment ~1,030,000
No Prior Surgery ~540,000
Had Surgery Previously ~490,000
Watchful Waiting ~270,000
Medical/ Surgical Treatment ~270,000
Medical/ Surgical Treatment ~125,000
Watchful Wait/ In Follow Up ~365,000
XIAFLEX Potential Candidates* ~240,000 or 60% of the Medical/Surgical Candidates

*~150,000 in U.S.
~90,000 in Europe

AUXILIUM
Innovations for Life™

Source: 2006 Auxilium research and analysis
Annually, >240,000 Dupuytren’s Candidates
Could Exist between U.S. & EU
Dupuytren’s Disease (pits, nodules or cords) Prevalence: 3-6% of
Adult Caucasian Population ~13,500,000 to 27,000,000

XIAFLEX Commercial Strategy is Tailored to
Customer Needs
• ~ 7,000 target physicians
Hand surgeons, plastic surgeons, orthopedic surgeons, general surgeons, rheumatologists
Limited distribution network
Buy and bill vs. specialty pharmacy
• ~ 100 field representatives
sales reps, sales managers, and reimbursement specialists
medical science liaisons
• In-house reimbursement support

XIAFLEX Price of $3,250 Determined Following
Detailed Assessment Of Key Stakeholder Drivers
DRIVERS:
Financial risk vs. return
• Could provide reimbursement on
par with surgery
• Shorter procedure to allow larger
volumes to be treated and free up
time for other procedures
DRIVERS: Surgery cost vs.
value of XIAFLEX
DRIVERS: Patients’ out of pocket expense
Patient Physician
Payer
Based on feedback from
customers, we believe that an
average patient will require
1.1 injections to treat 1.5
cords.

• Miscellaneous J and CPT codes will be used
• Establishment of new product specific J code expected
for 2011 and procedure codes (CPT) expected in 2012
• Accounts naive to the reimbursement process will need
customized support
• Claims processing at payer level may be inconsistent
throughout 2010 and 2011
Reimbursement Uncertainty May Create
Headwinds

• ~20 minute training video and product information on-
line at www.XIAFLEX.com
• 1-877-XIAFLEX for training and training information
• Reimbursement Helpline
• Patient assistance program
• Co-pay foundation
XIAFLEX Training Options and Resources

• Recognize potential and identified risks
Potential: Injection related bleeding due to coagulation
disorder, allergic reactions
Identified: localized reactions and tendon ruptures
• Creation and implementation of strategies to minimize those risks
Product labeling, physician training, Dear HCP letter, patient product information (Med Guide) and education, safety
monitoring, and REMS effectiveness reporting
• Information and education for physicians and patients
Extensive physician training program and resources
Physicians and patients would have multiple portals
to access patient specific information
XIAFLEX REMS In Line With Our Goal Of
Ensuring Appropriate Administration

Sustainable Blockbuster Market for
Dupuytren’s Contracture Anticipated
• High disease prevalence
Based on literature, ~ 13.5M to 27M patients in U.S. and EU have a
Dupuytren’s pit, nodule or cord, however only  ~1M patients annually seeking treatment in U.S. and EU
• Sustainable patient pool
New patients within an ageing population
Average of 1.5 cords expected to be treated and average 1.1 injections per cord
~ 50% of patients have bilateral disease
Disease progression to additional joints
High recurrence rate for surgery
1,2
• No nonsurgical competition
• Market development represents upside
1 Mikkelsen 1976 2 Tubiana 2006

• Begin supplying our distribution partners with XIAFLEX in the week of March 1; shipping to trained physician’s enrolled in
XIAFLEX Xperience beginning week of March 8
• Get targeted physicians through training and into distribution database
• Achieve high awareness among targeted physicians and
diagnosed patients
Key Objectives for U.S. XIAFLEX Launch in 2010

Buck's fascia
Tunica albuginea
Corpus cavernosum
Corpus spongiosum
A
Fibrous plaque
Buck's fascia
Tunica albuginea
Corpus cavernosum
Corpus spongiosum
B
Corpus cavernosum
Fibrous plaque
C
Corpus spongiosum

AUXILIUM
Innovations for Life

27 1
Smith BH. Am J Clin Pathol. 1966;45:670-678.
2
Somers KD, Dawson DM. J Urol. 1997;157:311-315.
Peyronie’s Disease is a Devastating Disorder
• Scarring phenomenon affecting the tunica
albuginea
1
• Plaques show excessive collagen deposition
2
• Potential Symptoms
Pain with erection, penile curvature/
deviation, penile shortening, indentations,
and/or erectile dysfunction
May experience difficulty with sexual
intercourse, loss of self-esteem,
and depression
• There are no approved therapies for
the treatment of Peyronie’s disease

1
Schwarzer U, The prevalence of Peyronie’s disease: Results of a large survey. BJU Int 2001;88:727-30;
Mulhall et al: J Urology
2004:171: 2350 - 2353;Rhoden et al: Int J. Impot Res 2001 :13 : 291 - 293; La Pera et al : EUR Urology  2001: 40 :525 - 530.
2
Smith BH. Am J Clin Pathol. 1966;45:670-678.
3
Lindsay MB, J Urol.
1991;146:1007-1009.
4
Nyberg L, J Urol.128: 48, 1982
• Prevalence of Peyronie’s disease is estimated at 1 in 20 adult men
1
Actual prevalence may be higher, based on autopsies
2
• Prevalence rate increases with age
The average age of disease onset is 53 years
3
• High association with other diseases such as:
Diabetes, erectile dysfunction (ED), Dupuytren’s contracture, plantar fascial contracture, tympanosclerosis, gout, and Paget’s disease
4
• Surgery is the treatment of last resort and other medical therapies are unproven
• We believe Peyronie’s disease is under-diagnosed and under-treated
Peyronie’s Disease - an Unmet Medical Need

Peyronie’s Phase IIb Study Designed To Assess
The Safety And Efficacy With XIAFLEX
• Study design:
XIAFLEX was administered two times a week every six weeks
for up to three treatment cycles (2 x 3)
145 patients at 12 U.S. sites
• Patients must have been able to maintain a rigid erection with a penile contracture between 30 and 90 degrees.
Patients required to have stable disease and be at least 6
months post-diagnosis
Stratification occurs by the degree of penile curvature (i.e. 30°
to 60°
versus > 60°)
Effects of modeling vs. not modeling were evaluated

Peyronie’s Phase IIb Trial Utilized a Novel
Patient Reported Outcome (PRO)
• Study was designed to validate Auxilium’s proprietary Peyronie’s
Patient Reported Outcome (PRO) questionnaire.
• PRO measured four domains of patients’ sexual quality of life, over a 36 week period:
penile pain
Peyronie’s disease bother
intercourse discomfort
intercourse constraint
• PRO likely to be used as a primary efficacy endpoint in Phase III clinical trials.

Promising Phase IIb Data in Peyronie’s Disease
• Overall – Significant XIAFLEX
effect
Reduction of penile curvature
Improvement in Peyronie’s
Disease Bother (PRO Domain)
• XIAFLEX With Modeling
Significant effect in both penile
curvature and Peyronie’s
disease bother endpoints
• XIAFLEX Without Modeling
Not significant - Due to strong
placebo response
• Safety profile consistent with
previous XIAFLEX studies
Well tolerated
Immunogenicity profile expected
Injection site bruising, edema,
pain – most common
No drug related SAEs
No systemic immunologic events

P=0.001
54.4
38.2
-29.7%
50.6
45.1
-11.0%
Degrees
60
50
40
30
20
10
0
XIAFLEX
PLACEBO
XIAFLEX
PLACEBO
XIAFLEX N = 109
PLACEBO N = 36

AUXILIUM
Innovations for Life

32 At 36 weeks, Mean Penile Curvature Improved Significantly

P=0.046
Change From Baseline
0
-0.5
-1
-1.5
-2
-2.5
-3
-0.7
-2.6
XIAFLEX
PLACEBO
XIAFLEX N = 100
PLACEBO N = 34

AUXILIUM
Innovations for Life™

33 At 36 weeks, Overall Mean Score Change with Peyronie’s Disease Bother Improved Significantly

• End of Phase II meeting with FDA expected in 2Q10 to discuss:
Validation of PRO
Phase III trial design
• Anticipate commencing U.S. Phase III study in 2H10
Anticipated Next Steps for Peyronie’s disease

Extensive Market Research Performed
with Peyronie’s Surgeons
•
Two rounds of quantitative primary research have been
commissioned by Auxilium on XIAFLEX for Peyronie’s
disease
• A combined 575 Urologists have been interviewed to
estimate market size (415 in U.S.; 160 in Europe)
and 383 have given feedback on potential usage of
XIAFLEX (223 U.S.; 160 Europe)
• Second study (n=472 total & 333 in depth) was designed to
provide 95% confidence level and  7.5% margin of error

Prevalence: 1 in 20 Adult Males

- Patients Seeking Treatment ~475,000
  - → Surgery Not Recommended ~ 365,000
    - → Watchful Waiting ~ 160,000
    - → Medical or Intralesional Therapy ~ 205,000
  - → Surgery Recommended ~ 110,000

Medical or Intralesional Therapy + Surgery Recommended → XIAFLEX Potential Candidates or 67% of Medical/ Surgical candidates ~210,000*

*~135,000 in U.S.
~75,000 in Europe

AUXILIUM
Innovations for Life™

36 Annually, >210,000 Peyronie’s Candidates May Exist in U.S. and Europe Source: 2006 Auxilium research and analysis

XIAFLEX I.P. Position for Peyronie’s Disease
• U.S. Orphan Drug granted on March 12, 1996 provides
exclusivity for 7 years post-approval
• Market Exclusivity in EU could be extended to 11 years on
approval of additional indication
• Method of Use Patent in U.S. through 2019
• Use Patent Granted in France, UK, and Ireland (expiry 2020)
Pending in Germany, Denmark, and Norway
• Highly Purified Collagenase product and manufacturing
patent filed (if issued, expected expiry 2027)

Strategic Partnership with Pfizer for XIAFLEX in
EU
•
Strong working relationship with goal to obtain EMEA approval
•
Auxilium is primarily responsible for the global development of XIAFLEX, including all clinical & commercial manufacturing and supply.
•
Pfizer is primarily responsible for:
European territory regulatory activities for Dupuytren’s and Peyronie’s
All European territory commercialization activities for Dupuytren’s and Peyronie’s
All European territory phase IV clinical development for Dupuytren’s and Peyronie’s
•
Compelling economics for Auxilium:
Up-front payment of $75 million
$150 million tied to regulatory milestones ($15M received for MAA acceptance in 1Q10)
$260 million based on sales milestones
Significant increasing tiered royalties based on sales of XIAFLEX in Pfizer’s territories
•
First EU only partnership for Pfizer

NDC 66887-001-05
Testim 1% CIII
(testosterone gel)
Rx Only

AUXILIUM

Innovations for Life™

39 Testim ® 1% Testosterone Gel

NDC 66887-001-05
Testim 1% CIII
(testosterone gel)
Rx Only

AUXILIUM
Innovations for Life

Testim ® Maintains Double-Digit Growth in
Testosterone Replacement Therapy Market
*Mulligan T. et al. Int J. Clin Pract
2006
•
Proprietary, topical 1% testosterone gel
Once-a-day application
Favorable clinical and commercial profile
•
Recent study indicates 39% of U.S. males over
45 yrs are hypogonadal*
We estimate that <10% of affected population
receives treatment
•
We believe diagnosis is increasing through
education and awareness

Patient Results Were Proven in Clinical Studies
Note: Adjusted geometric means (CV
b
%) of a single-dose (50 mg testosterone), randomized,
complete crossover study of 29 hypogonadal men.
Total Testosterone
2,000
3,000
4,000
5,000
6,000
Mean AUC
0-24
(ng*h/dL)
Testim AndroGel
Free Testosterone
0
50
100
150
200
250
Mean AUC
0-24
(ng*h/dL)
Testim AndroGel
•
16 clinical studies involving approx. 1,800 patients
largest placebo-controlled study ever conducted
•
Clinical trial of Testim
®
vs. AndroGel
®
Testim provides 30% higher testosterone absorption (p<0.001)

($ in millions)
Gel Segment Growth ($)
Dec 2009 L12M: 30.2%
1,200
1,000
800
600
400
200
0
$49
$59
$77
$118
$35
$210
$117
$302
$198
$390
$281
$451
$334
$483
$371
$554
$439
$663
$545
$810
$685
$1,041
$892
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
Gel
Patch
Oral
Injectables

AUXILIUM
Innovations for Life

42 Gels Continue to Drive Significant Growth in TRT Marketplace Source: IMS data

Net Revenues ($ in millions)
$50
$40
$35
$30
$25
$20
$15
$10
$5
$0
Total RXs (000's)
160
150
140
120
100
80
60
40
20
0
2005
2006
2007
2008
2009
Total Prescriptions (in thousands)
Net Revenues ($ in millions)

AUXILIUM

Innovations for Life™

Testim® Quarterly Net Revenues and Scripts
($ in millions)
Continuing Track Record of Consistent
Revenue Growth
4Q09 Net
Testim
Revenues
Y/Y Growth:
+24.4%
4Q09 TRX
Y/Y Growth:
+13.2%
Source: Auxilium and IMS data
$42.8M $68.9M $95.7M $125.2M $151.9M

Testim Patent Coverage
*Note: The referenced Testim patents are owned by CPEX Pharmaceuticals, Inc.
U.S.
• U.S. Patent # 7,320,968* covering method of use claims for Testim issued
January 22, 2008; expires 2025
• 6 additional U.S. Patents (# 7,608,605 through 610*) covering method of use claims for Testim issued October 27, 2009; expire 2023
• Upsher-Smith Laboratories, Inc. filed an ANDA with paragraph IV certification referring to the ’968 patent; AUXL filed lawsuit under Hatch-Waxman on
Dec. 4, 2008; 30 month stay intact
ROW
• Patent issued in Canada; expires 2023
• Patent issued in Europe; expires 2023
• Patents granted and applications pending in numerous countries worldwide

FDA Has Granted Our Citizen's Petition In
Part And Denied It In Part
• Auxilium’s Citizen’s Petition was filed in February 2009 and FDA response was received in August 2009.
• FDA has agreed with some of the statements we made in our Citizen's Petition regarding the testing required for generic versions of Testim and disagreed with other statements.
• Although not commenting upon any filing in particular, the FDA did state that "The practical effect of this determination is that any application for a testosterone gel product that has different penetration enhancers than the reference listed drug cannot be submitted as an ANDA and, instead, will have to be submitted as an
NDA under section 505(b) of the Act.“
• We will be interested to see what impact that has in the future.

2010
Q4 ’09       2009 Guidance
Testim Revenues $47.2 $160.4      $185-195
R&D Expense* $11.4 $51.4 $50-60
SG&A Expense* $38.7 $129.2          $160-170
Net Loss ($11.9) ($53.5)           N/A
Stock – Based
Comp Expense (* included) $4.4 $17.9 $22-25
Cash & Cash Equivalents $182.0
2009 Financial Results and 2010 Guidance
($ Millions)
Currently, approximately 47.2 million shares are issued & outstanding. An additional 5.5 million shares subject to issuance from stock options & warrants

Strategic Priorities in 2010
• Execute the launch in the U.S. for XIAFLEX in Dupuytren’s
contracture;
• Support Pfizer in the ongoing regulatory review of the EU
Dupuytren’s submission and prepare for their eventual
launch;
• Commence phase III for XIAFLEX in Peyronie’s disease,
assuming a successful End-of Phase 2 meeting with FDA in
Q2;
• Advance XIAFLEX new indication(s); and,
• Continue to maximize Testim revenues while vigorously
defending our intellectual property.

Building Shareholder Value
AUXILIUM
AUXILIUM
AUXILIUM
Pfizer
AUXILIUM
Pfizer
AUXILIUM
FERRING PHARMACEUTICALS
paladin

AUXILIUM
Innovations for Life™

48 Focused on Sustainable Long-term Growth Testim XIAFLEX Dupuytren’s XIAFLEX Peyronie’s XIAFLEX New Indications XIAFLEX New Territories

Auxilium Management Contact
James E. Fickenscher/CFO
Auxilium Pharmaceuticals, Inc.
(484) 321-5900
jfickenscher@auxilium.com
William Q. Sargent Jr./ VP IR
Auxilium Pharmaceuticals, Inc.
(484) 321-5900
wsargent@auxilium.com
March 2010
(NASDAQ: AUXL)